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                                                                   EXHIBIT 10.30

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                                                                    1. CONTRACT ID NO.                               PAGE OF PAGES
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                N01-HB-07148                                    1       4
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2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO. (If applicable)
           One (1)                   See Block 16C.                      N/A
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6. ISSUED BY                  CODE                        7. ADMINISTERED BY (If other than Item 6)            CODE
                                   --------------                                                                   --------------
National Institutes of Health                             BDR Contracts Section, COB, DEA, NHLBI
National Heart, Lung, and Blood Institute                 AIIN: 268907148
6701 Rockledge Drive (RKL2), MSC 7902                     OMB No. 0990-0115
Bethesda, MD 20892-7902
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     (X) 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---
                                                                                    -----------------------------------------------
                                                                                    9B. DATED (SEE ITEM 13)
Gen-Probe, Inc.
10210 Genetic Center Drive                                                       --------------------------------------------------
San Diego, California 92121-4362                                                    10A. MODIFICATION OF CONTRACT/ORDER
                                                                                         NO.
                                                                                             N01-HB-07148
                                                                                (X) -----------------------------------------------
--------------------------------------------------------------------------------    10B. DATED (SEE ITEM 13)
CODE                                    FACILITY CODE                                        January 1, 2000
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                                        11. THIS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS
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[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                        [  ] is extended, [  ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
O.C. 25.55     Doc. No. 300N1HB07148A     DUNS 115337123     EIN: 1-33-0044608-A2
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[X]   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
----     ORDER NO. IN ITEM 10A.

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      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

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     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X   FAR 1.602-1 and by mutual agreement
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     D. OTHER (Specify type of modification and authority)

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E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: To revise the cost-sharing agreement of the contract and amend the statement of work to reflect the contractor's development of a "Triplex" assay to detect HIV-1, HCV, and HBV in a single assay format.

CONTRACT AMOUNT: $7,583,879 (UNCHANGED)

EXPIRATION DATE: December 31, 2002 (UNCHANGED)

CONTRACT TYPE: Cost-Reimbursement

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)               16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

  Henry L. Nordhoff, President & CEO                                              Lynda A. Bindseil
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15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                         16C. DATE SIGNED

   /s/ HENRY L. NORDHOFF                     6-23-00        BY /s/ LYNDA A. BINDSEIL                                 6/28/00
   ----------------------------------------                    ----------------------------------------
   (Signature of person authorized to sign)                    (Signature of Contracting Officer)
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NSN 7540-01-152-8070                                         30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                         PRESCRIBED BY GSA
                                                                                                                FAR (48 CFR) 53.243
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
Gen-Probe, Inc.
Contract N01-HB-07148
Modification No. 1

THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

1)      ARTICLE B.2. ESTIMATED COST, is hereby replaced as follows:

        "ARTICLE B.2. ESTIMATED COST

        a. This is a cost-sharing contract. The total estimated cost of performing the work under this contract is $13,367,620. For further provisions regarding the specific cost-sharing arrangement, see ARTICLE B.4. ADVANCE UNDERSTANDINGS.

        b.      For purpose of the clause of the General Clauses entitled
                LIMITATION OF FUNDS, the total estimated cost to the Government is $7,583,879.

        c. Total funds currently available for payment and allotted to this contract are $4,652,739. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE
                I.2. Authorized Substitutions of Clauses.

        d. It is estimated that the amount currently allotted will cover performance of the contract through November 30, 2001. The
                Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

        e. Future increments to be allotted to this contract are estimated as follows:

                     Period                            Amount
                     ------                            ------
              12/01/O1 -12/31/02                      $2,930,140"

2) ARTICLE B.4. ADVANCE UNDERSTANDINGS, paragraphs c. and d. are revised and replaced as follows:

"c.     COST SHARING

        (1) This is a cost-sharing contract. Monies shall be provided for the total cost of performance from the National Institutes of Health, National Heart, Lung, and Blood Institute and Gen-Probe Incorporated.

        (2) The Government shall provide monies in an amount not to exceed $7,583,879. The Contractor's share is estimated at $5,783,741 OR 43.3% of the total estimated cost set forth in ARTICLE B.2. ESTIMATED COST, paragraph a.

        (3) The Contractor shall maintain records of all contract costs (including costs claimed by the Contractor as being its share) and such records shall be subject to the Audit and

Gen-Probe, Inc.
Contract N01-HB-07148
Modification No. 1

                Records clause of the General Clauses.

        (4) Costs contributed by the Contractor shall not be charged to the Government under any other contract, grant, or cooperative agreement (including allocation to other grants, contracts, or cooperative agreements as part of an independent research and development program). The Contractor shall report the organization's share of the costs on its invoices to the Government as referenced in ARTICLE B.4.d.(1)."

d. INVOICES - COST AND PERSONNEL REPORTING, AND VARIANCES FROM THE NEGOTIATED BUDGET

        (1) The contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

                (a) Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

                (b) Materials

                (c) Travel

                (d) Subcontractor Westat, Inc. - Attach subcontractor's invoice(s).

                (e) Specimen Procurement

                (f) Development Lots

                (g) Total Direct Cost

                (h) Overhead + G&A + Fringe Benefits (at) 125% of Direct Labor

                (i) Total Billing Cost (NHLBI)

                (j) Direct Costs Not Billed to NHLBI

                (k) Development Lots

                (l) Clinical Trial Reagents

                (m) Total Gen-Probe Share

                Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

        (2) The contractor agrees to immediately notify the contracting officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract."

3) ARTICLE C.1. STATEMENT OF WORK, PHASE I: Preclinical Studies/Test Refinement, is revised to read as follows:

        "PHASE I: Preclinical Studies/Test Refinement

Gen-Probe, Inc.
Contract N01-HB-07148
Modification No. 1

        1. Refine a procedure for screening of organ donors for blood-borne viruses. The contractor must:

                a. Demonstrate that the organ donor assay detects minimal amounts of viral nucleic acids (RNA and/or other viral nucleic acids that appear at the same time or before the earliest appearance of viral RNA circulating in plasma) specific for HIV-1, HCV and HBV. If specimens other than blood are to be used, determine the best tissue to use as a test material source.

                b. Have and describe plans to adapt the test methods to a multiplexing format that will detect multiple blood-borne viruses (two or more viruses) in the same test. The three highest priority viruses to be detected are HIV-1, HCV and HBV. The testing method(s) proposed must be able to detect each of these viruses, in multiplexing format. If additional viruses are included in the test system (e.g., HIV-2, etc.), they are also to be incorporated into a multiplex format."

4) ARTICLE C.1. STATEMENT OF WORK, paragraph b. is replaced to read as follows:

        "b. The following described document is hereby made a part of this contract excluding any references to Montalbano Development, Incorporated (MDI): Pages 3-1, 4-1, 4- 6 (starting with paragraph 4.b.1), 4-7, 4-8 (stopping at paragraph 4.b.1.1), 4-19 (starting with paragraph 4.b.2) thru page 4-18 (stopping at paragraph 4.c) of the contractor's Technical proposal dated February 10, 1999; subsequent written responses dated June 22, 1999; the Final Proposal Revisions dated August 18, 1999, and Gen-Probe's letter dated May 10, 2000 which outlines the contractor's revised development plan for its NAT Blood Virus Organ Donor Assay."


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